SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934


Filed by the Registrant    [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                                XIOX CORPORATION
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)


  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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

                                XIOX CORPORATION
                        577 Airport Boulevard, Suite 700
                          Burlingame, California 94010

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 18, 1998

To the Stockholders of Xiox Corporation:

                  Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of XIOX CORPORATION, a Delaware corporation (the "Company") will be held at the Company's principal executive offices located at 577 Airport Boulevard, Suite 700, Burlingame, California 94010 on Monday, May 18, 1997, at 1:30 p.m., local time, for the following purposes:

         1. To elect six directors of the Company to serve for the ensuing year and until their successors are elected and qualified.

         2. To consider and vote upon a proposal to amend the Company's 1994 Stock Plan (the "Plan") to increase by 275,000 the number of shares of the Company's Common Stock reserved for issuance thereunder, and the adoption of a provision providing for an annual increase in the number of shares available for issuance under the Plan on the first day of each fiscal year.

         3.       To  amend  the  Company's   Certificate  of  Incorporation  to
                  increase the number of authorized shares of Preferred Stock of the Company from 1,000,000 shares to 2,000,000 shares.

         4.       To  ratify  the   selection   of  KPMG  Peat  Marwick  LLP  as
                  independent accountants for the Company for the fiscal year ending December 31, 1998.

         5. To act upon such other business as may properly come before the meeting or any adjournment thereof.

                  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. The Board of Directors has fixed the close of business on April 6, 1998 as the record date for determining those stockholders who will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A complete list of stockholders entitled to vote will be available at the Company's office at the address above ten days before the meeting.

                  Representation of at least a majority of all outstanding shares of common stock of the Company is required to constitute a quorum at the Annual Meeting. Accordingly, it is important that your stock be represented at the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked in writing by you at any time prior to the time it is voted.

                                  By Order of the Board of Directors,
                                  XIOX CORPORATION

                                 /s/ Melanie D. Reid
                                 ---------------------------------
                                     Melanie D. Reid
                                     Secretary

Burlingame, California
April 15, 1998

                               PROXY STATEMENT FOR
                        ANNUAL MEETING OF STOCKHOLDERS OF
                                XIOX CORPORATION

                             To Be Held May 18, 1998

Date, Time and Place and Matters to be Considered

                  This Proxy Statement is solicited on behalf of the Board of Directors of Xiox Corporation ("Xiox" or the "Company") for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, May 18, 1997, at 1:30 p.m., local time, at the Company's principal executive offices located at 577 Airport Boulevard, Suite 700, Burlingame, California 94010, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. These proxy solicitation materials were mailed on or about April 15, 1998 to all stockholders entitled to vote at the Annual Meeting.

Voting and Revocation of Proxies

                  Shares represented by proxies in the accompanying form which are properly executed and returned to Xiox will be voted at the Annual Meeting in accordance with the stockholders' instructions contained therein. If no instructions are given on an executed and returned proxy with respect to a matter set forth in the Notice of Meeting accompanying this Proxy Statement, shares so represented will be voted in favor thereof and for the nominated directors. Any proxy given by a shareholder may be revoked by him at any time prior to its exercise by his taking any one of the following actions:

         1. filing a written instrument revoking the proxy with the Secretary of the Company;

         2. filing a duly executed proxy bearing a later date with the Secretary of the Company; or

         3. attending the meeting and electing to vote in person.


General

         The Company's principal executive offices are located at 577 Airport Boulevard, Suite 700, Burlingame, California 94010.

Proxy Solicitation

                  The cost of this solicitation will be borne by Xiox. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of stock and such persons may be reimbursed for their expenses. Proxies may be solicited by the Company's directors, officers or regular employees, without additional compensation, in person or by telephone, or telegraph.

Record Date and Shares Entitled to Vote

                  The close of business on April 6, 1998 was the record date (the "Record Date") for stockholders entitled to notice of and to vote at the Annual Meeting. As of that date, Xiox had 3,144,231 shares of common stock, $.01 par value (the "Common Stock"), issued and outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters set forth in this Proxy Statement.

Vote Required

                  Election of Directors. The six nominees receiving the highest number of affirmative votes of the shares entitled to vote shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but because directors are elected by a plurality vote, will have no impact once a quorum is present.

                  Other Matters. Abstentions and broker non-votes are considered in determining the number of votes required to attain a majority of the outstanding shares in connection with the proposal to approve the amendment to the Company's 1994 Stock Plan and the proposal to amend the Certificate of Incorporation. Because abstentions and broker non-votes are not affirmative votes for the matter, they will have the same effect as votes against the matter. The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of auditors.


Deadline for Receipt of Stockholder Proposals for 1999 Annual Meeting

                  Proposals of stockholders of the Company intended to be presented by such stockholders at the Company's 1999 Annual Meeting of Stockholders must be received by Xiox no later than December 23, 1998 in order to be considered for possible inclusion in the proxy statement and form of proxy related to that meeting. The proposal must be mailed to the Company's principal executive offices, 577 Airport Boulevard, Suite 700, Burlingame, California 94010, Attention: Melanie D. Reid. Such proposals must comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

Nominees

                  A board of six directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote all proxies received by them for the nominees for directors listed below. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. As of the date of this Proxy Statement, the Company is not aware of any nominee who is unable or unwilling to serve as a director. Notwithstanding the foregoing, if one or more persons, other than those named below, are nominated as candidates for the office of director, the enclosed proxy may be voted in favor of any one or more of the nominees to the exclusion of others, and in such order of preference as the proxies may determine in their discretion. The nominees for director to serve for one year or until their successors are elected and qualified are set forth below. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until his successor has been elected and qualified. There are no family relationships between any directors or executive officers of the Company. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as director or officer of the Company.

Name and Position(s) with the Company             Director Since         Age
-------------------------------------             --------------         ---
William H. Welling                                1989                    64
Chairman, Chief Executive Officer
and Director

Mark A. Parrish, Jr.                              1990                    67
Director

Robert K. McAfee(1)                               1985                    67
Director

Bernard T. Marren(1)                              1989                    62
Director

Atam Lalchandani(1)                               1996                    54
Director

Philip Vermeulen                                  1997                    42
Director

(1) Member of Audit and Compensation Committee.

PROPOSAL ONE
ELECTION OF DIRECTORS (continued)

Business Experience of Directors

                  William H. Welling became a director of the Company and was named Chairman of the Board of Directors and Chief Executive Officer in September 1989. Since 1983 he has been Managing Partner of Venture Growth Associates, an investment firm. Since April 1993 he has been director of Genesis Microchip, Inc., a fabless semiconductor company that designs, develops and markets high quality digital image manipulation integrated circuit solutions. Mr. Welling also serves as a director on the boards of several private companies.

                  Mark A. Parrish, Jr. was appointed a director of the Company in August 1990 and served as interim President and Chief Operating Officer from January 1991 through July 1991. Since 1990, Mr. Parrish has worked as a consultant. From 1987 until its sale in 1989, Mr. Parrish was President of the Datachecker Systems Division, a $230 million point of sales systems subsidiary of National Semiconductor Corporation. Between 1974 and 1987 Mr. Parrish held various sales and marketing positions at National Semiconductor; starting as a Major Accounts Manager in 1974, he was named Director of North American sales in 1980 and was appointed Vice President in 1982.

                  Robert K. McAfee became a director of the Company in September 1985. Mr. McAfee has been a management consultant for over 30 years serving both major and small companies. In recent years he has worked extensively with the World Bank and other regional development banks in introducing computer-based systems and other modern management systems to railroads located throughout the world.

                  Bernard T. Marren was appointed a director of the Company in September 1989. Mr. Marren was a founder of Western Micro Technology, Inc., serving as President and Chief Operating Officer from 1977 to 1988. Mr. Marren has been involved in the semiconductor industry since 1960. Mr. Marren was a founder and first President of the Semiconductor Industry Association ("SIA"). He also served as President, Director and Chairman of the National Electronics Distributor Association ("NEDA").

                  Atam Lalchandani was appointed a director of the Company in May 1996. He has been in the information technology business for the past 20 years. He was part of the financial management at National Semiconductor Corporation, starting in 1977 and progressing to Chief Financial and Administrative Officer for a subsidiary, National Advanced Systems from 1983 to 1989. During 1990 Mr. Lalchandani was the Chief Financial Officer of Oracle Corporation's domestic operations. From 1990 to 1992 Mr. Lalchandani served initially as Chief Financial Officer and later as Chief Executive Officer for Objectivity, a database software company. Since 1992 Mr. Lalchandani has been a financial and strategy consultant for various companies in the San Francisco Bay Area. He is currently on the board of Harmony Foods in Santa Cruz, California, as well as several high technology companies.

PROPOSAL ONE
ELECTION OF DIRECTORS (continued)



                  Philip Vermeulen was appointed a director of the Company in November 1997. After serving as an account officer with Chase Manhattan Bank NA in Europe, he became Chief Operating Officer and Chief Executive Officer of Sidel Computer Center N.V., a PC hardware and software company from 1985 to 1987. From July 1988 to August 1997 he worked as Executive Senior Investment manager in high tech for GIMV in Belgium, a Flemish regional development company, concentrating on venture capital. Since September 1997 Mr. Vermeulen is CEO of Flanders Language Valley Fund, a venture capital fund specialized in speech and language technology. Today Mr. Vermeulen sits on the board of Lernout & Hauspie Speech Products N.V. and several private companies.

Recommendation of the Board of Directors

                           The  Board  of  Directors  recommends  a vote FOR the
nominees listed herein.

Certain Relationships and Related Transactions

         In the third quarter of 1997, Flanders Language Valley ("Flanders") invested $2,872,000 for the purchase of 574,400 shares of the Company's Common Stock subject to adjustment pursuant to a June 30, 1997 Common Stock Purchase Agreement ("Common Stock Purchase Agreement"). On March 25, 1998, the Company issued an additional 211,297 shares of the Company's Common Stock as an adjustment under the Common Stock Purchase Agreement. No further adjustments will be made under the Common Stock Purchase Agreement.

         Pursuant to the Common Stock Purchase Agreement, the Company agreed to appoint a designee of Flanders to the Board of Directors and has agreed to cause a designee of Flanders to be nominated for election to the Board. The Company has designated Philip Vermeulen to be nominated for election to the Board. This right of designation terminates when Flanders no longer owns at least ten percent of the outstanding shares of the Company, or five years after June 30, 1997, whichever occurs first. The Company has also granted Flanders certain registration rights.

Board Meetings and Committees

                  The Board of Directors of the Company held five meetings during the fiscal year ended December 31, 1997 ("fiscal year"). The Board of Directors has one standing Committee, the Audit and Compensation Committee. The members of the Audit and Compensation Committee are Atam Lalchandani, Bernard T. Marren and Robert K. McAfee. The Audit and Compensation Committee approves the Company's compensation arrangements including stock option grants and employee benefits for the Company's management and employees and recommends the engagement of the Company's independent auditors. During the year ended December 31, 1997, the Audit and Compensation Committee held four meetings. There is no nominating committee or any other committee performing the functions of a nominating committee.

                  During fiscal 1997, no director attended fewer than 100% of the aggregate number of meetings of the Board of Directors and meetings of its committees on which he served.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

                  The following table sets forth the beneficial ownership of the Common Stock of Xiox as of March 25, 1998 by (i) each director; (ii) the Chief Executive Officer and each of the Company's other officers who received more than $100,000 in total compensation for the year ended December 31, 1997 (such officers, together with the Chief Executive Officer, are collectively referred to as the "Named Executive Officers"); (iii) all directors and executive officers as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of the Company's Common Stock at March 25, 1998. All shares are subject to the named person's sole voting and investment power except where otherwise indicated and subject to community property laws where applicable.

                                                        Shares           Percent
                                                     Beneficially          of
Name                                                    Owned(1)          Total
----                                                    --------          -----
Edmund H. Shea                                       563,342(2)            17.9%
    655 Brea Canyon Rd
    Walnut, CA 91789
Flanders Language Valley, CVA                        785,697(3)            25.0%
    Koningsstraat 215
    1210 Brussels
    BELGIUM
Gregory F. Wilbur                                    158,348(4)             5.0%
    Bay Area Micro-Cap Fund
    1151 Bay Laurel Dr.
    Menlo Park, CA   94025
William H. Welling                                 1,027,416(5)            32.7%
Philip Vermeulen                                        --  (3)             --
Atam Lalchandani                                      11,749(6)             0.4%
Bernard T. Marren                                     67,817(7)             2.2%
Robert K. McAfee                                      44,658(8)             1.4%
Mark A. Parrish, Jr.                                  11,898(9)             0.4%
Wayne F. Benoit                                       21,249(10)            0.7%
Anthony DiIulio                                       42,800(11)            1.3%
Melanie D. Reid                                       15,449(12)            0.5%
David Y. Schlossman                                   42,441(13)            1.3%
All directors and officers
as a group (11 persons)                            1,301,514(14)           39.7%

-------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT (continued)

        (1) This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated, the business address of each of the beneficial owners listed in this table is: 577 Airport Blvd, Suite 700, Burlingame, CA 94010.

                  Percent ownership is based on 3,144,231 shares of Common Stock outstanding as of March 25, 1998. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of March 25, 1998 are deemed to be outstanding and to be beneficially owned by the person holding such options or warrants for the purposes of computing the percentage ownership of such persons but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

        (2) Represents 563,342 shares of Common Stock beneficially owned by Edmund and Mary Shea Real Property Trust.

        (3) This information was obtained from filings made with the Securities and Exchange Commission pursuant to Section 13(d) of the Exchange Act. Flanders Language Valley Management N.V. ("FLVM") serves and functions as the sole director and officer of Flanders Language Valley C.V. ("FLV"). FLVM is deemed to be a beneficial owner of the 785,697 shares of FLV. Mr. Philip Vermeulen is the Managing Director of FLVM, but not a beneficial owner of the 785,697 shares of FLV.

        (4) Represents 158,348 shares of Common Stock beneficially owned by Gregory F. Wilbur and BAMC Fund, L.P. This information was obtained from filings made on July 18, 1997 with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934 ("Exchange Act"). Of the 158,348 shares of Common Stock, Mr. Wilbur has sole voting power as tot 39,748 shares, shared voting power as to 118,600 shares, sole dispositive power as to 39,748 shares and shared dispositive power as to 118,600 shares.

        (5) Represents 1,027,416 shares of Common Stock beneficially owned by Mr. Welling including 104,678 shares owned directly and 922,738 shares owned indirectly. Mr. Welling disclaims all beneficial ownership of 73,718 shares held by family members and related trusts over which Mr. Welling exercises no voting or dispositional power.

        (6) Includes 749 shares of Common Stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 25, 1998.

        (7) Includes 7,498 shares of Common Stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 25, 1998.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT (continued)



        (8) Includes 8,498 shares of Common Stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 25, 1998.

        (9) Includes 5,498 shares of Common Stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 25, 1998.

        (10) Includes 21,249 shares of Common Stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 25, 1998.

        (11) Includes 30,100 shares of Common Stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 25, 1998.

        (12) Includes 13,749 shares of Common Stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 25, 1998.

        (13) Includes 27,537 shares of Common Stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days March 25, 1998.

        (14) Includes 130,915 shares of Common Stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 25, 1998.

 Executive Officers

                  In addition to Mr. Welling, the principal executive officers of the Company and their ages as of April 1, 1997 are as follows:

        Name                  Age      Position
        ----                  ---      --------
        Wayne F. Benoit       49       Vice President of Business Development

        Robert W. Boyd        35       Vice President of Operations

        Anthony DiIulio       42       Vice President of Sales  & Marketing

        Melanie D. Reid       42       Vice President of Finance,
                                             Chief Financial Officer & Secretary

        David Schlossman      38       Vice President of Product Marketing

                  Wayne F. Benoit joined Xiox in December 1996 as Vice President of Business Development. Prior to joining Xiox, Mr. Benoit was Chief Operating Officer for ERS International from 1994 to 1996. From 1988 through 1993 Mr. Benoit worked for Ungermann Bass, most recently as Executive Vice President of Product Operations from 1990 to 1993 and previously as Vice President and Director of Engineering from 1988 through 1990. Prior to that Mr. Benoit was at Linkware Corporation from 1984 to 1988, as President from 1986 to 1987 when it was purchased by Ungermann Bass, and previously as Vice President of Marketing. Formerly, Mr. Benoit held engineering roles at DTSS, Inc. and Epsilon Data Management from 1973 to 1984. Mr. Benoit received his Bachelor of Arts degree in Business and Experimental Psychology from Northeastern University and a Masters in Personnel Services from University of New Hampshire.

                  Robert W. Boyd joined Xiox in July 1990 as a member of the Sales Department. Mr. Boyd was promoted to Director of Sales in January 1994 and to Vice President of Operations in March 1995. Prior to joining Xiox, Mr. Boyd held sales and management positions at First Phone, Inc., a telecommunications firm in Cambridge, Massachusetts. Mr. Boyd received his Bachelor of Science degree in Business Administration at St. Michael's College.

                  Anthony DiIulio was appointed Vice President of Sales and Marketing in March 1995. Prior to that, Mr. DiIulio held the position of Vice President of Operations for Xiox Corporation since March 1991 when Xiox acquired SFX, Inc. (then Summa Four Business Products, Inc.). Prior to the acquisition, Mr. DiIulio was General Manager of Summa Four Business Products, Inc. where he was responsible for sales, marketing and operations. From 1984 to 1987 Mr. DiIulio held several different positions with Wang Laboratories, Inc. Mr. DiIulio received his Bachelor of Science degree from Northeastern University and his Masters in Business Administration from New Hampshire College.

                  Melanie D. Reid became Vice President of Finance and Chief Financial Officer of the Company in July 1995. Prior to joining the Company, Ms. Reid served as Director of Product Delivery and Controller of Product Operations at UB Networks (formerly Ungermann Bass). From 1987 to 1990 Ms. Reid was a financial manager in the Intercontinental Division of UB's parent, Tandem Computers. Ms. Reid also held various financial and managerial positions at Honeywell Information Systems from 1977 to 1987. Ms. Reid received her Bachelor of Science degree in Accounting from Boston College and her Masters in Business Administration from the University of Texas at Arlington.


                  David Y. Schlossman was appointed Vice President of Product Marketing in October 1997. Prior to that, Mr. Schlossman held the position of Vice President of Engineering at Xiox between September 1988 and June 1989, resuming that position in January 1990 following a six-month period during which he worked at Applied Voice Technology, a company specializing in voice-processing. Prior to joining Xiox early in 1984 as a software engineer, Mr. Schlossman held software engineering posts at Shaffer and Shaffer Applied R & D in Columbus Ohio, Columbia and New York Universities and at several U. S. Government agencies. Mr. Schlossman received his Bachelor of Arts degree in computer science from Ohio State University.


 EXECUTIVE COMPENSATION

Summary of Officer Compensation

                  The  following  table  shows,  for the last three fiscal years ending  December  31,  1997,  1996 and  1995  certain  compensation  paid by the
Company,   including   salary,   bonuses,   stock   options  and  certain  other
compensation, to the Named Executive Officers in fiscal 1997:


                                             Summary compensation Table
                                                                                                      Long-Term
                                                                                                      Compensation
                                                                Annual compensation                     Awards
                                                   ----------------------------------------------- -------------------
Name and
Principal Position                        Year         Salary($)        Bonus($)        Other($)       Options(2)
------------------------------------- ------------ ---------------- --------------- -------------- -------------------
William H. Welling                        1997         169,240(3)       14,283(4)       4,800            --
   President and Chief                    1996         158,450(3)       13,631(4)       4,800            --
   Executive Officer                      1995         152,214(3)              --       4,800            --

Wayne F. Benoit                           1997         120,500            3,050(6)        700
   Vice President                         1996          10,000(5)                       4,800          60,000
   Business Development

Anthony DiIulio                           1997         121,209(7)       27,018(8)       4,200
   Vice President of                      1996         105,754(7)       34,650(8)       4,200          15,000(2)
   Sales & Marketing(9)                   1995         102,308(7)       43,533(8)       4,200          15,000

Melanie D. Reid Vice President of         1997         111,353          10,613(11)      4,200
   Finance, Chief Financial               1996         108,431          13,700(11)      4,200          20,000(2)
   Officer & Secretary                    1995          51,747(10)             --       2,100          20,000

David Y. Schlossman                       1997         107,124          17,580(13)      4,200            --
   Vice President of                      1996         101,364(12)      19,549(13)      4,200           5,000(2)
   Product Marketing                      1995         103,088(12)      12,000          4,200           5,000

                                       14



Summary of Officer Compensation (continued)




(1)  Automobile allowances.

(2) The Company has no stock appreciation rights. Reflects an exchange of existing, higher priced options granted under the 1994 Plan for new options with an exercise price of $3.4375 per share, which price was equal to the mean between the high bid and low asked prices for the Company's Common Stock on the last market trading day prior to July 12, 1996.

(3) Includes $1,159 of salary earned in 1996 but to be paid in 1997 and payout of paid-time-off balances of $3,564 in 1997, $2,791 in 1996 and $2,214 in 1995.

(4) Includes $4,633 of bonus earned in 1997, but paid in 1998; and $9,650 of bonus earned in 1996 but paid in 1997.

(5)  Ms. Benoit joined Xiox in December 1996.

(6)  Includes $3,050 of bonus earned in 1997 but paid in 1998.

(7) Includes $773 of salary earned in 1996 but to be paid in 1997 and payout of paid-time-off balances of $2,617 in 1997, $1981 in 1996 and $2,308 in 1995.

(8) Includes $3,403 of bonus earned in 1997 but paid in 1998 and $6,750 of bonus earned in 1996 but paid in 1997. Also includes $14,715 in 1997, $19,620 in 1996 and $19,620 in 1995 of reportable relocation expense associated with the sale of Mr. DiIulio's east coast residence.

(9) Mr. DiIulio became a Vice President of Sales and Marketing in March 1995. Prior to that he was Vice President of Operations.

(10) Ms. Reid joined Xiox in July 1995.

(11) Includes $3,013 of bonus earned in 1997 but paid in 1998; and $5,700 of bonus earned in 1996 but paid in 1997.

(12) Includes $744 of salary earned in 1996 but to be paid in 1997 and payout of paid-time-off balances of $1431 in 1996, $6,788 in 1995 and $1,783 in 1994.

(13) Includes $3,050 of bonus earned in 1997 but paid in 1998; and $4,995 of bonus earned in 1996 but paid in 1997.

OPTIONS GRANTED DURING FISCAL 1997

No options were granted to the Company's Named Executive Officers in 1997.


OPTION EXERCISES AND FISCAL 1997 YEAR-END VALUES

                  The  following   table  provides  the  specified   information
concerning  exercises of options to purchase the Company's  Common Stock and the fiscal  year-end  value  of  unexercised  options  held by the  Named  Executive
Officers.


                                  Aggregated Option Exercises in Last Fiscal Year
                                         and Fiscal Year-End Option Values

                                Shares                                                             Value of Unexercised
                             Acquired on       Value      Number of Unexercised Options at         in-the-Money Options at
                               Exercise      Realized                 12/31/97                           12/31/97($)(1)
Name                             (#)            ($)       Exercisable       Unexercisable      Exercisable      Unexercisable
-----------                      ---            ---       -----------       -------------      -----------      -------------
William H. Welling               ---           ---            ---              ---                 ---             ---

Wayne F. Benoit                  ---           ---          15,000           45,000              $ 13,125        $ 39,375

Anthony DiIulio                  ---           ---          29,162              938              $ 51,993        $    762

Melanie D. Reid                  ---           ---          11,666            8,334              $  9,479        $  6,771

David Y. Schlossman              ---           ---
                                                            27,016            2,084              $ 71,632        $  1,693

(1) Fair market value of the Company's Common Stock based upon the closing bid price at December 31, 1997 ($4.25) minus the exercise price of the options.

Director Compensation

                  During the year ended December 31, 1997, Messrs. Lalchandani, Marren, McAfee, Parrish and Vermeulen were paid directors' fees of $300 for each of the meetings of the Board they attended in 1997. Nonemployee directors participate in the Company's 1994 Plan. The 1994 Plan provides for an automatic grant of a nonstatutory stock option to purchase 1,000 shares of Common Stock to each nonemployee director who is elected or re-elected to the Board of Directors at each Annual Meeting of the Company's stockholders. The terms and conditions of each option grant to any director shall be as set forth in the stock option agreement entered into between the Company and the nonemployee director. None of the directors held consulting contracts with the Company during 1997.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file certain reports of ownership with the Securities and Exchange Commission (the "Commission") and with the National Association of Securities Dealers. Such officers, directors and shareholders are also required by Commission rules to provide the Company with copies of all
Section 16(a) forms that they file. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons, the Company believes that, during the period from January 1, 1996 to December 31, 1997, its executive officers, directors and ten percent stockholders filed all required Section 16(a) reports on a timely basis.

                                  PROPOSAL TWO

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
 TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK AND GRANT
                      THE BOARD OF DIRECTORS AUTHORITY TO
         DESIGNATE RIGHTS, PREFERENCES AND PRIVILEGES OF PREFERRED STOCK

         The Board of Directors has approved, and recommended that the shareholders approve, an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Preferred Stock of the Company, $0.01 par value per share, from 1,000,000 to 2,000,000 shares and to grant the Board of Directors authority to designate rights, preferences and privileges of Preferred Stock, including, without limitation, rights to and terms of dividends, conversion, voting, redemption (including sinking fund provisions), and liquidation preferences (the "Amendment"). A form of the Certificate of
 Amendment of Certificate of Incorporation which sets for the Amendment is attached as Annex A. As of the Record Date, no Shares of Preferred Stock were issued and outstanding. If the Amendment is approved by the shareholders, it will become effective upon filing of a Certificate of Amendment of the Company's Certificate of Incorporation with the Secretary of State of the State of Delaware.

PURPOSE AND EFFECT OF THE AMENDMENT

         The principal purpose of the Amendment is to provide the Company with the flexibility to issue Preferred Stock to raise equity capital, to make acquisitions through the use of stock, and for other proper corporate purposes. The availability of sufficient shares of Preferred Stock and the ability of the Board of Directors to determine the rights, preferences, privileges and restrictions of the Preferred Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action.

         The Company desires to raise capital in 1998 through the issuance and sale of equity securities, which may include the issuance and sale of Preferred Stock as authorized by the Amendment, to support its research and development activities, the introduction of new products and the marketing of its existing products. The Company is exploring potential investment opportunities; however, there are no current plans, proposals or agreements for the issuance and sale of equity securities, and there can be no assurance that the Company will be able to raise capital on terms acceptable to the Company, or at all. The Company is not currently contemplating the acquisition of any other company or business. If the Amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of shares of Preferred Stock, except as may be required by applicable law.

         Although the principal purpose of the Amendment is to facilitate the issuance of Preferred Stock to raise equity capital and to make acquisitions through the use of stock, the Amendment and the subsequent issuance of Preferred Stock could also have the effect of delaying or preventing a change in control of the Company. Shares of authorized and unissued Preferred Stock could (within the limits imposed by the Amendment and applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. The Company is not presently aware of any pending or proposed transaction involving a change in control of the Company and the proposed Amendment is not prompted by any specific effort or takeover threat currently perceived by management.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK AND GRANT THE BOARD OF DIRECTORS AUTHORITY TO DESIGNATE RIGHTS, PREFERENCES AND PRIVILEGES OF PREFERRED STOCK.

                                 PROPOSAL THREE

                          AMENDMENT OF 1994 STOCK PLAN


                  The Company's 1994 Plan was adopted by the Board of Directors in April 1994 and approved by the shareholders in May 1994. The 1994 Plan replaced the Company's 1984 Stock Option Plan (the "1984 Option Plan"), which terminated by its own terms in April 1994. Options granted under the 1984 Option Plan were not terminated at the time such 1984 Option Plan expired, but remain outstanding until the term of such options expires or such options are exercised in accordance with their terms. Any shares previously reserved for issuance under the 1984 Option Plan which are not subject to outstanding options shall have been returned to the authorized but unissued Common Stock of the Company. An aggregate of 100,000 shares was reserved for issuance under the 1994 Plan at the time of its adoption. In 1995, the Board of Directors increased the number of shares reserved for issuance under the 1994 Plan to 200,000, and such increase was approved by the shareholders in 1995. In 1997, the Board of Directors increased the number of shares reserved for issuance under the 1994 Plan to 350,000, and such increase was approved by the shareholders in 1997. At the Record Date, options to purchase an aggregate of 287,300 shares having an average exercise price of $4.16 per share and expiring from May 2004 to February 2008 were outstanding and 62,550 shares remained available for future grant under the 1994 Plan.

         The stockholders are requested to approve an amendment to the 1994 Plan that increases the number of shares issuable thereunder by 275,000 to an aggregate of 625,000 shares and provides for an annual increase (the "Option Renewal Feature") to be made on the first day of each fiscal year equal to the lesser of (a) 4% of the total number of shares of Common Stock outstanding on the last day of the previous fiscal year, (b) 300,000 shares of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares), or (c) an amount as determined by the Board of Directors. The Company believes that the 1994 Plan is a key component of its strategy to attract and retain skilled employees and quality management. The Board of Directors believes it is in the Company's best interests to adopt the amendments to the 1994 Plan so that the Company may continue to attract and retain the services of key employees by granting options to purchase the Company's Common Stock and other incentives to its employees in the form of equity ownership. While it believes that the 1994 Plan will encourage employees to be stockholders, the Company also recognizes that option grants to employees can result in dilution to existing stockholders.

         With the demand for highly skilled employees at an all time high, especially in the technology industries, management believes it is critical to the Company's success to maintain competitive employee compensation programs.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENTS TO THE 1994 PLAN.

PROPOSAL THREE
AMENDMENT TO THE 1994 STOCK PLAN (continued)



The 1994 Plan is attached as Annex B. The essential features of the 1994 Plan are outlined below:

Purpose
                  The purposes of the 1994 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to employees and consultants of the Company and to promote the success of the Company's business.


Administration

                  The 1994 Plan provides for administration by the Board of Directors of the Company or by a committee of the Board. The 1994 Plan is currently being administered by the Board of Directors. The interpretation and construction of any provision of the 1994 Plan by the Board shall be final and binding. Members of the Board receive no compensation for their services in connection with the administration of the 1994 Plan.

Eligibility

                  The 1994 Plan provides for grants to employees (including officers) of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for grants of nonstatutory stock options to employees and consultants. The Board of Directors selects optionees and determines the number of shares to be subject to each option. The 1994 Plan provides for a maximum of 200,000 option shares which may be granted to any one employee. There is a limit of $100,000 on the aggregate fair market value of shares subject to all incentive stock options which become exercisable for the first time in any one calendar year.

Terms of Option

                  Each option is evidenced by a written stock option agreement between the Company and the optionee and is generally subject to the terms and conditions listed below, but specific terms may vary.

PROPOSAL THREE
AMENDMENT TO THE 1994 STOCK PLAN (continued)


                  (a) Exercise of the Option. The Board of Directors or its committee determines when options granted under the 1994 Plan may be exercised. The current form of the option agreement generally used under the 1994 Plan provides that options will be exercisable cumulatively to the extent of 25% of the option shares on the date twelve months after the vesting commencement date of the option and 1/48th of the option shares at the end of each month thereafter. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, exchange of shares of the Company's Common Stock held for more than six months or such other consideration as determined by the Board of Directors and as permitted by applicable law. The current form of the option agreement only permits payment by cash, check or exchange of shares.

                  (b) Option Price. The option price of the options granted under the 1994 Plan is determined by the Board of Directors or its committee in accordance with the 1994 Plan, but the option price of incentive stock options and nonstatuatory stock options may not be less than 100% and 85%, respectively, of the fair market value of the Company's Common Stock. The 1994 Plan provides that because the Company's Common Stock is currently traded on the NASDAQ, the fair market value per share shall be the mean between the high bid and low asked prices the Common Stock on the last market trading day prior to the day of the grant of the option. With respect to any participant who owns stock representing more than 10% of the voting power of the Company's capital stock, the exercise price of any incentive or nonstatuatory stock option must equal at least 110% of the fair market value per share on the date of the grant.

                  (c) Termination of Employment. The 1994 Plan provides that if an optionee's employment by the Company is terminated for any reason, other than death or disability, options may be exercised not later than thirty days after the date of such termination and may be exercised only to the extent the options were exercisable on the date of termination.

                  (d) Disability. If an optionee terminates his employment with the Company as a result of his total or permanent disability, options may be exercised within twelve months after the date of such termination and may be exercised only to the extent the options were exercisable on the date of termination.

                  (e) Death. If an optionee should die while an employee or a consultant of the Company or during the thirty day period following the termination of the optionee's employment or consultancy, the optionee's estate may exercise the options at any time within twelve months after the date of death but only to the extent that the options were exercisable on the date of death or termination of employment.

PROPOSAL THREE
AMENDMENT TO THE 1994 STOCK PLAN (continued)


                  (f) Termination of Options. The terms of all options granted under the 1994 Plan may not exceed ten years from the date of grant. However, any option granted to any optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation, may not have a term of more than five years. Under the current form of option agreement, each option has a term of five years and three months from the date of grant. No option may be exercised by any person after such expiration.

                  (g) Nontransferability of Options. All options are nontransferable by the optionee, other than by will or the laws of descent and distribution, and, during the lifetime of the optionee, may be exercised only by the optionee.


Adjustment Upon Changes in Capitalization

                  In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of the Company, all outstanding options automatically terminate. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding option shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation. The administrator may, in lieu of such assumption or substitution, provide for the optionee to have the right to exercise the option as to all or a portion of the optioned stock, including shares as to which it would not otherwise be exercisable. If, in such event, the option is not assumed or substituted, the option shall terminate as of the date of the closing of merger. For the purposes of this paragraph, the option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each share of optioned stock subject to the option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, of other securities or property) received in the merger or sale of assets by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the option, for each share of optioned stock subject to the option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

PROPOSAL THREE
AMENDMENT TO THE 1994 STOCK PLAN (continued)



Amendment and Termination

                  The Board of Directors may at any time amend or terminate the 1994 Plan, but no amendment or termination shall be made which would impair the rights of any participant under any grant theretofore made without his or her consent. In addition, the Company shall obtain shareholder approval of any amendment to the 1994 Plan in such a manner and to the extent necessary to comply with applicable law or regulation. In any event, the 1994 Plan will terminate in 2004.

Federal Income Tax Information

                  Options granted under the 1994 Plan may be either "incentive stock options," as defined in the Code, or nonstatuatory options.

                  An optionee who is granted an incentive stock option will not recognize taxable income either at the time the options is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of
(i) the fair  market  value of the shares at the date of the option  exercise or
(ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain, depending on the holding period.

                  All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

PROPOSAL THREE
AMENDMENT TO THE 1994 STOCK PLAN (continued)


                  The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

                  The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1994 Plan and does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

                  The Company intends to register the shares underlying the options on a Registration Statement on Form S-8.

Recommendation of the Board of Directors

                  The Board of Directors recommends a vote FOR the approval of the increase in the number of shares authorized for issuance under the 1994 Plan.

                                  PROPOSAL FOUR

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS



                  The Board of Directors has appointed KPMG Peat Marwick LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1998. Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. If the stockholders do not ratify the appointment of KPMG Peat Marwick LLP, the Board of Directors will reconsider the appointment.

Recommendation of the Board of Directors

                  The Board of Directors recommends a vote FOR the ratification of the selection of KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year ending December 31, 1998.

                                  OTHER MATTERS

                  The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                      By Order of the
                                      Board of Directors,
                                      XIOX CORPORATION

                                      /s/ Melanie D. Reid
                                      -------------------------
                                          Melanie D. Reid
                                          Secretary
April 15, 1998
Burlingame, California

                                     ANNEX A


                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                XIOX CORPORATION

--------------------------------------------------------------------------------
                     Adopted in accordance with Section 242
                   of the General Corporation Law of Delaware
--------------------------------------------------------------------------------


         Melanie D. Reid certifies that:

         1. She is the Chief Financial Officer of Xiox Corporation, a Delaware corporation.

         2. Article V of the Certificate of Incorporation of this corporation is amended to read as follows:

         "The corporation is authorized to issue two classes of shares of stock to be designated, respectively, Common Stock, $0.01 par value, and Preferred Stock, $0.01 par value. The total number of shares that the corporation is authorized to issue is 12,000,000 shares. The number of shares of Common Stock authorized is 10,000,000. The number of shares of Preferred authorized is 2,000,000.

         The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the board of directors (authority to do so being hereby expressly vested in the board). The board of directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The board of directors, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

         The authority of the board of directors with respect to each such class or series shall include, without limitation of the foregoing, the right to determine and fix:

                  i. the distinctive designation of such class or series and the number of shares to constitute such class or series;

                  ii. the rate at which dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

                  iii. the right or obligation, if any, of the corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

                  iv. the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation;

                  v. the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

                  vi. the obligation, if any, of the corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

                  vii. voting rights, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock;

                  viii. limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

                  ix. such other restrictions, preferences, powers, qualifications, special or relative rights and privileges thereof as the board of directors of the corporation, acting in accordance with this Certificate of Incorporation, may deem advisable and are not inconsistent with law and the provisions of this Certificate of Incorporation."

         3. This Certificate of Amendment of the Certificate of Incorporation (the "Certificate of Amendment") has been duly approved by this corporation's Board of Directors in accordance with Section 242 of the Delaware General corporation Law (the "DGCL").

         4. This Certificate of Amendment has been duly approved by the stockholders in accordance with Section 242 of the DGCL.

         I hereby further declare and certify under penalty of perjury under the laws of the State of Delaware that the facts set forth in the foregoing certificate are true and correct of my own knowledge and that this Certificate of Amendment is my act and deed.

         Executed at Burlingame, California, this _____ day of _______________, 1998.




                                        Melanie D. Reid, Chief Financial Officer

                                    ANNEX B


                                XIOX CORPORATION

                                 1994 STOCK PLAN

         (as amended on May 22, 1995, March 25, 1997 and March 18, 1998)


         1. Purposes of the Plan. The purposes of this Stock Option Plan are:

         * to attract and retain the best available personnel for positions of substantial responsibility,

         *    to provide additional incentive to Employees and Consultants, and

         *    to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                  (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

                  (f) "Common Stock" means the Common Stock of the Company.

                  (g) "Company" means Xiox Corporation, a Delaware corporation.

                  (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

                  (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company or any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; provided, further, that on the ninety-first (91st) day of any such leave (where reemployment is not guaranteed by contract or statute) the Optionee's Incentive Stock Option shall cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

                  (j) "Director" means a member of the Board.

                  (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any  established
stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the  Common  Stock is  quoted  on the  NASDAQ
System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                  (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (q) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

                  (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (s) "Option" means a stock option granted pursuant to the Plan.

                  (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (u)  "Option   Exchange   Program"  means  a  program  whereby
outstanding options are surrendered in exchange for options with a lower exercise price.

                  (v) "Optioned Stock" means the Common Stock subject to an Option.

                  (w) "Optionee" means an Employee or Consultant who holds an outstanding Option.

                  (x) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (y) "Plan" means this 1994 Stock Plan.

                  (z) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                  (aa) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

                  (bb) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 625,000 Shares plus an annual increase to be added on the first day of each fiscal year equal to the lesser of (a) 4% of the total number of shares of Common Stock outstanding on the last day of the previous fiscal year, (b) 300,000 shares of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares), or (c) a lesser amount as determined by the Board of Directors. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan.

                  If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

         4. Administration of the Plan.

                  (a)      Procedure.

                           (i) Multiple  Administrative  Bodies. If permitted by
Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

                           (ii)  Administration  With Respect to  Directors  and
Officers Subject to Section 16(b). With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.

                           (iii)  Administration  With Respect to Other Persons.
With respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i) to determine  the Fair Market Value of the Common
Stock, in accordance with Section 2(n) of the Plan;

                           (ii) to select the  Consultants and Employees to whom
Options may be granted hereunder;

                           (iii) to determine whether and to what extent Options
are granted hereunder;

                           (iv) to  determine  the  number  of  shares of Common
Stock to be covered by each Option granted hereunder;

                           (v) to approve  forms of agreement  for use under the
Plan;

                           (vi) to  determine  the  terms  and  conditions,  not
inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                           (vii) to reduce the  exercise  price of any Option to
the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                           (viii) to  construe  and  interpret  the terms of the
Plan and awards granted pursuant to the Plan;

                           (ix)  to  prescribe,  amend  and  rescind  rules  and
regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                           (x) to  modify  or  amend  each  Option  (subject  to
Section 14(c) of the Plan);

                           (xi) to authorize  any person to execute on behalf of
the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                           (xii) to institute an Option Exchange Program;

                           (xiii)  to  determine  the  terms  and   restrictions
applicable to Options; and

                           (xiv)  to  make  all  other   determinations   deemed
necessary or advisable for administering the Plan.

                  (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

         5. Eligibility. Nonstatutory Stock Options may be granted to Employees, Consultants and non-employee Directors of the Company who qualify for automatic option grants in accordance with the provisions of paragraph 6(d) below. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option may be granted additional Options.

         6.       Limitations.

                  (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market
Value:

                           (i) of  Shares  subject  to an  Optionee's  Incentive
Stock Options granted by the Company, any Parent or Subsidiary, which

                           (ii) become exercisable for the first time during any
calendar year (under all plans of the Company or any Parent or Subsidiary)

exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

                  (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

                  (c) The following limitations shall apply to grants of Options to Employees:

                           (i) No Employee shall be granted,  in any fiscal year
of the Company, Options to purchase more than 100,000 Shares.

                           (ii)  The  foregoing  limitation  shall  be  adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 12(a).

                           (iii)  If an  Option  is  cancelled  (other  than  in
connection with a transaction described in Section 12), the cancelled Option will be counted against the limit set forth in Section 6(c)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

                  (d) Each individual who is elected to the Board at the 1994 Annual Meeting of stockholders of the Company and is not at the time of his election to the office of director an employee of the Company or any subsidiary shall automatically be granted a nonstatutory stock option to purchase 1,000 shares of the Company's Common Stock. Any individual who, subsequent to the 1994 Annual Meeting but prior to the 1995 Annual Meeting (i) is elected to the Board,
(ii) is not at the time of his assumption of office as a Director an employee of the Company or any subsidiary, and (iii) has not previously received an automatic option grant under this section shall upon assumption of such office automatically be granted a nonstatutory stock option under this Plan to purchase 1,000 shares of the Company's Common Stock.

                           On  the  date  of  the  1995  Annual  Meeting  of the
Company's stockholders and on the date of each Annual Meeting of the Company's stockholders held thereafter, each individual who (i) is elected or re-elected to the Board at such Annual Meeting including any individual who may have already received one or more automatic option grants under the Plan, (ii) is not at the time of his assumption of office as such Director an employee of the Company or any subsidiary, shall automatically be granted an option under the Plan to purchase an additional 1,000 shares of the Company's Common Stock. The terms and conditions of each option grant to any director shall be as set forth in the stock option agreement.

                           Except for the  automatic  option  grants  under this
Section 6(d), non-employee members of the Board shall not be eligible to receive any additional option grants under this Plan.

         7. Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

         8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

         9.       Option Exercise Price and Consideration.

                  (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                           (i) In the case of an Incentive Stock Option

                                    (A) granted to an Employee  who, at the time
the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B)  granted to any  Employee  other than an
Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Nonstatutory  Stock Option, the
per Share exercise price shall be determined by the Administrator; provided that the per share exercise price shall not be less than 85% of the fair market value at the time of grant.

                  (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

                  (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                           (i) cash;

                           (ii) check;

                           (iii)  other  Shares  which (A) in the case of Shares
acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                           (iv) delivery of a properly  executed exercise notice
together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                           (v)  a  reduction   in  the  amount  of  any  Company
liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                           (vi) any  combination  of the  foregoing  methods  of
payment; or

                           (vii) such other  consideration and method of payment
for the issuance of Shares to the extent permitted by Applicable Laws.

         10. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                           An Option may not be  exercised  for a fraction  of a
Share.

                           An Option shall be deemed  exercised when the Company
receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 12 of the Plan.

                           Exercising an Option in any manner shall decrease the
number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Employment or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for 90 days following the Optionee's termination of Continuous Status as an Employee or Consultant. In the case of an Incentive Stock Option, such period of time shall not exceed ninety (90) days from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                   (e) Rule 16b-3.  Options  granted to  individuals  subject to
Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         11. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         12. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                   (b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         14. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                   (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

                  (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

         15. Conditions Upon Issuance of Shares.


                  (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         16.      Liability of Company.

                  (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan.

         17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                                                                      APPENDIX A

PROXY CARD for XIOX CORPORATION


The Board of Directors recommends a vote FOR                 WITHHELD
Items 1, 2, 3 4 and 5.                              FOR      FOR ALL     ABSTAIN

Item 1 - ELECTION OF DIRECTORS
Nominees:
William H. Welling
Mark A. Parrish, Jr.
Robert K. McAfee
Bernard T. Marren
Atam Lalchandani
Philip Vermeulen

WITHHELD FOR:  (Write that nominee's name in the space provided below).

-----------------------------------------------------------------------




Item 2 -  PROPOSAL   TO  AMEND  THE   COMPANY'S     FOR      AGAINST     ABSTAIN
          1994  STOCK  PLAN  TO   INCREASE   BY
          275,000  THE  NUMBER OF SHARES OF THE
          COMPANY'S  COMMON STOCK  RESERVED FOR
          ISSUANCE  THEREUNDER  AND TO  PROVIDE
          FOR AN ANNUAL  INCREASE IN THE NUMBER
          OF SHARES  AVAILABLE  FOR ISSUANCE ON
          THE FIRST DAY OF EACH FISCAL YEAR.

Item 3 -  PROPOSAL   TO   AMEND  THE  COMPANY'S     FOR      AGAINST     ABSTAIN
          CERTIFICATE   OF   INCORPORATION   TO
          INCREASE  THE  NUMBER  OF  SHARES  OF
          PREFERRED  STOCK FROM  1,000,0000  TO
          2,000,000 SHARES.

Item 4 -  PROPOSAL   TO  RATIFY   THE SELECTION    FOR       AGAINST     ABSTAIN
          OF   KPMG   PEAT   MARWICK   LLP   AS
          INDEPENDENT   ACCOUNTANTS   FOR   THE
          FISCAL YEAR ENDING DECEMBER 31, 1998.

Item 5 -  IN  THEIR   DISCRETION,  THE  PROXIES
          ARE  AUTHORIZED  TO  VOTE  UPON  SUCH
          OTHER  MATTER  OR  MATTERS  WHICH MAY
          PROPERLY  COME  BEFORE THE MEETING OR
          ANY   ADJOURNMENT   OR   ADJOURNMENTS
          THEREOF.

I PLAN TO ATTEND THE MEETING

In their discretion, the Proxies are authorized to vote upon such other matter(s) which may properly come before the meeting and at any adjournment(s) thereof.

The shares covered by this proxy will be voted in accordance with the undersigned(s) instructions with respect to any matter in which a choice is specified. If this proxy is returned without indicating specific instructions, all shares represented herein will be voted for the Director nominees listed, and as recommended by the Board of Directors on all other proposals. Each of the proxies or their substitutes as shall be present and acting at the Annual Meeting shall have and may exercise all of the powers of all of said proxies hereunder.






        Signature(s)                                   Date
                    --------------------------------         -------------------
        Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                XIOX CORPORATION
            Annual Meeting of Stockholders to be Held on May 18, 1998
           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints William H. Welling and Melanie D. Reid, and each or either of them, as proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the other side, all of the shares of Common Stock of Xiox Corporation held of record by the undersigned as of April 6, 1998 at the Annual Meeting of Stockholders of Xiox Corporation to be held May 18, 1998, or at any adjournment thereof.